                                                  (RIVERSOURCE INVESTMENTS LOGO)

                                                             (THREADNEEDLE LOGO)

                     PROSPECTUS SUPPLEMENT -- JAN. 22, 2009*


FUND                            PROSPECTUS DATE   FORM #
--------------------------------------------------------------
RiverSource 120/20 Contrarian
  Equity Fund                   June 27, 2008     S-6519-99 C
RiverSource Absolute Return
  Currency and Income Fund      Dec. 30, 2008     S-6502-99 G
RiverSource Balanced Fund       Nov. 28, 2008     S-6326-99 AD
RiverSource California Tax-
  Exempt Fund                   Oct. 30, 2008     S-6328-99 AH
RiverSource Disciplined
  Equity Fund                   Sept. 29, 2008    S-6263-99 H
RiverSource Disciplined
  International Equity Fund     Dec. 30, 2008     S-6506-99 E
RiverSource Disciplined Large
  Cap Growth Fund               Nov. 28, 2008     S-6285-99 D
RiverSource Disciplined Large
  Cap Value Fund                Nov. 28, 2008     S-6523-99 C
RiverSource Disciplined Small
  and Mid Cap Equity Fund       Sept. 29, 2008    S-6505-99 E
RiverSource Disciplined Small
  Cap Value Fund                Sept. 29, 2008    S-6397-99 E
RiverSource Diversified Bond
  Fund                          Oct. 30, 2008     S-6495-99 AC
RiverSource Diversified
  Equity Income Fund            Nov. 28, 200      S-6475-99 AD
RiverSource Dividend
  Opportunity Fund              Aug. 29, 2008     S-6341-99 AD
RiverSource Emerging Markets
  Bond Fund                     Dec. 30, 2008     S-6398-99 E
RiverSource Equity Value Fund   May 30, 2008      S-6382-99 W
RiverSource Floating Rate
  Fund                          Sept. 29, 2008    S-6501-99 E
RiverSource Global Bond Fund    Dec. 30, 2008     S-6309-99 AE
RiverSource Global Technology
  Fund                          Dec. 30, 2008     S-6395-99 N
RiverSource Growth Fund         Sept. 29, 2008    S-6455-99 AD
RiverSource High Yield Bond
  Fund                          July 30, 2008     S-6370-99 AD
RiverSource Income Builder
  Basic Income Fund             March 31, 2008    S-6394-99 E
RiverSource Income Builder
  Enhanced Income Fund          March 31, 2008    S-6394-99 E
RiverSource Income Builder
  Moderate Income Fund          March 31, 2008    S-6394-99 E
RiverSource Income
  Opportunities Fund            Sept. 29, 2008    S-6266-99 H
RiverSource Inflation
  Protected Securities Fund     Sept. 29, 2008    S-6280-99 G
RiverSource Intermediate Tax-
  Exempt Fund                   Jan. 29, 2008     S-6355-99 T
RiverSource Large Cap Equity
  Fund                          Sept. 29, 2008    S-6244-99 J
RiverSource Large Cap Value
  Fund                          Sept. 29, 2008    S-6246-99 J
RiverSource Limited Duration
  Bond Fund                     Sept. 29, 2008    S-6265-99 H
RiverSource Mid Cap Growth
  Fund                          Jan. 29, 2008     S-6426-99 AD
RiverSource Mid Cap Value
  Fund                          Nov. 28, 2008     S-6241-99 K
RiverSource Minnesota Tax-
  Exempt Fund                   Oct. 30, 2008     S-6328-99 AH
RiverSource New York Tax-
  Exempt Fund                   Oct. 30, 2008     S-6328-99 AH
RiverSource Partners
  Aggressive Growth Fund        July 30, 2008     S-6260-99 J
RiverSource Partners
  Fundamental Value Fund        July 30, 2008     S-6236-99 L
RiverSource Partners
  International Select Growth
  Fund                          Dec. 30, 2008     S-6243-99 M
RiverSource Partners
  International Select Value
  Fund                          Dec. 30, 2008     S-6242-99 M
RiverSource Partners
  International Small Cap
  Fund                          Dec. 30, 2008     S-6258-99 K
RiverSource Partners Select
  Value Fund                    July 30, 2008     S-6240-99 K
RiverSource Partners Small
  Cap Equity Fund               July 30, 2008     S-6237-99 L
RiverSource Partners Small
  Cap Growth Fund               May 30, 2008      S-6301-99 L
RiverSource Partners Small
  Cap Value Fund                July 30, 2008     S-6239-99 L
RiverSource Portfolio Builder
  Aggressive Fund               March 31, 2008    S-6282-99 G
RiverSource Portfolio Builder
  Conservative Fund             March 31, 2008    S-6282-99 G
RiverSource Portfolio Builder
  Moderate Aggressive Fund      March 31, 2008    S-6282-99 G
RiverSource Portfolio Builder
  Moderate Conservative Fund    March 31, 2008    S-6282-99 G
RiverSource Portfolio Builder
  Moderate Fund                 March 31, 2008    S-6282-99 G
RiverSource Portfolio Builder
  Total Equity Fund             March 31, 2008    S-6282-99 G
RiverSource Precious Metals
  and Mining Fund               May 30, 2008      S-6142-99 AE
RiverSource Real Estate Fund    Aug. 29, 2008     S-6281-99 G
RiverSource Retirement Plus
  2010 Fund                     June 27, 2008     S-6507-99 E
RiverSource Retirement Plus
  2015 Fund                     June 27, 2008     S-6507-99 E
RiverSource Retirement Plus
  2020 Fund                     June 27, 2008     S-6507-99 E
RiverSource Retirement Plus
  2025 Fund                     June 27, 2008     S-6507-99 E
RiverSource Retirement Plus
  2030 Fund                     June 27, 2008     S-6507-99 E
RiverSource Retirement Plus
  2035 Fund                     June 27, 2008     S-6507-99 E
RiverSource Retirement Plus
  2040 Fund                     June 27, 2008     S-6507-99 E
RiverSource Retirement Plus
  2045 Fund                     June 27, 2008     S-6507-99 E
RiverSource Short Duration
  U.S. Government Fund          July 30, 2008     S-6042-99 AE
RiverSource Small Cap
  Advantage Fund                May 30, 2008      S-6427-99 N
RiverSource Small Company
  Index Fund                    March 31, 2008    S-6357-99 U
RiverSource Strategic
  Allocation Fund               Nov. 28, 2008     S-6141-99 AE
RiverSource Strategic Income
  Allocation Fund               Nov. 28, 2008     S-6287-99 D
RiverSource Tax-Exempt Bond
  Fund                          Jan. 29, 2008     S-6310-99 AE
RiverSource Tax-Exempt High
  Income Fund                   Jan. 29, 2008     S-6430-99 AE
RiverSource U.S. Government
  Mortgage Fund                 July 30, 2008     S-6245-99 K
Threadneedle Emerging Markets
  Fund                          Dec. 30, 2008     S-6354-99 V
Threadneedle European Equity
  Fund                          Dec. 30, 2008     S-6006-99 N
Threadneedle Global Equity
  Fund                          Dec. 30, 2008     S-6334-99 AG
Threadneedle Global Equity
  Income Fund                   Dec. 30, 2008     S-6334-99 AG
Threadneedle Global Extended
  Alpha Fund                    Dec. 30, 2008     S-6334-99 AG
Threadneedle International
  Opportunity Fund              Dec. 30, 2008     S-6140-99 AG



--------------------------------------------------------------------------------
S-6141-10 A (1/09)
* Valid until Dec. 30, 2009

Effective February 9, 2009, the section of prospectus "Initial Sales
Charge -- Waiver of the sales charge for Class A shares" is replaced with the following:

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:
     - current or retired Board members, officers or employees of the funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.
     - current or retired Ameriprise Financial Services, Inc. financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.
     - registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.
     - portfolio managers employed by subadvisers of the funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.
     - partners and employees of outside legal counsel to the funds or the funds' directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees.
     - direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund.
     - purchases made:
       - with dividend or capital gain distributions from a fund or from the same class of another fund in the RiverSource complex of funds;
       - through or under a wrap fee product or other investment product sponsored by a financial intermediary that charges an account management fee that has, or clears trades through a financial intermediary that has, a selling agreement with the distributor;
       - through state sponsored college savings plans established under Section 529 of the Internal Revenue Code;
       - through bank trust departments.
     - purchases made through "eligible employee benefit plans" created under section 401(a), 401(k), 457 and 403(b) which:
       - have at least $1 million in plan assets at the time of investment;
       - have a plan level or omnibus account that is maintained with the fund or its transfer agent; and
       - transact directly with the fund or its transfer agent through a third party administrator or third party recordkeeper.

For more information regarding waivers of sales charges for Class A purchases, please see the SAI.

The distributor may, in its sole discretion, authorize the waiver of sales charges for additional purchases or categories of purchases. Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial intermediary with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial intermediary provide this information to the fund when placing your purchase order.

Because the current prospectus is available on the funds' website at riversource.com free of charge, information regarding breakpoint discounts is not separately disclosed on the website.

S-6141-10 A (1/09)
* Valid until Dec. 30, 2009

                                                  (RIVERSOURCE INVESTMENTS LOGO)

                                                             (THREADNEEDLE LOGO)

                      PROSPECTUS SUPPLEMENT -- NOV. 7, 2008


FUND (Prospectus Date)                  FORM #
----------------------------------------------------
RIVERSOURCE 120/20 CONTRARIAN EQUITY
  FUND (6/27/08)                        S-6502-99 F
RIVERSOURCE 130/30 U.S. EQUITY FUND
  (6/27/08)                             S-6502-99 F
RIVERSOURCE ABSOLUTE
  RETURN CURRENCY AND INCOME FUND
  (6/27/08)                             S-6502-99 F
RIVERSOURCE BALANCED FUND (11/29/07)    S-6326-99 AC
RIVERSOURCE CALIFORNIA TAX-EXEMPT FUND
  (10/30/08)                            S-6328-99 AH
RIVERSOURCE CASH MANAGEMENT FUND
  (9/29/08)                             S-6320-99 AF
RIVERSOURCE DISCIPLINED EQUITY FUND
  (9/29/08)                             S-6263-99 H
RIVERSOURCE DISCIPLINED
  INTERNATIONAL EQUITY FUND (12/28/07)  S-6506-99 D
RIVERSOURCE DISCIPLINED
  LARGE CAP GROWTH FUND (11/29/07)      S-6285-99 C
RIVERSOURCE DISCIPLINED LARGE CAP
  VALUE FUND (8/1/08)                   S-6523-99 A
RIVERSOURCE DISCIPLINED
  SMALL AND MID CAP EQUITY FUND
  (9/29/08)                             S-6505-99 E
RIVERSOURCE DISCIPLINED SMALL CAP
  VALUE FUND (9/29/08)                  S-6397-99 E
RIVERSOURCE DIVERSIFIED BOND FUND
  (10/30/08)                            S-6495-99 AC
RIVERSOURCE DIVERSIFIED EQUITY INCOME
  FUND (11/29/07)                       S-6475-99 AC
RIVERSOURCE DIVIDEND OPPORTUNITY FUND
  (8/29/08)                             S-6341-99 AD
RIVERSOURCE EMERGING MARKETS BOND FUND
  (12/28/07)                            S-6398-99 D
RIVERSOURCE EQUITY VALUE FUND
  (5/30/08)                             S-6382-99 W
RIVERSOURCE FLOATING RATE FUND
  (9/29/08)                             S-6501-99 E
RIVERSOURCE GLOBAL BOND FUND
  (12/28/07)                            S-6309-99 AD
RIVERSOURCE GLOBAL TECHNOLOGY FUND
  (12/28/07)                            S-6395-99 M
RIVERSOURCE GROWTH FUND (9/29/08)       S-6455-99 AD
RIVERSOURCE HIGH YIELD BOND FUND
  (7/30/08)                             S-6370-99 AD
RIVERSOURCE INCOME BUILDER BASIC
  INCOME FUND (3/31/08)                 S-6394-99 E
RIVERSOURCE INCOME
  BUILDER ENHANCED INCOME FUND
  (3/31/08)                             S-6394-99 E
RIVERSOURCE INCOME
  BUILDER MODERATE INCOME FUND
  (3/31/08)                             S-6394-99 E
RIVERSOURCE INCOME OPPORTUNITIES FUND
  (9/29/08)                             S-6266-99 H
RIVERSOURCE INFLATION PROTECTED
  SECURITIES FUND (9/29/08)             S-6280-99 G
RIVERSOURCE INTERMEDIATE TAX-EXEMPT
  FUND (1/29/08)                        S-6355-99 T
RIVERSOURCE LARGE CAP EQUITY FUND
  (9/29/08)                             S-6244-99 J
RIVERSOURCE LARGE CAP VALUE FUND
  (9/29/08)                             S-6246-99 J
RIVERSOURCE LIMITED DURATION BOND FUND
  (9/29/08)                             S-6265-99 H
RIVERSOURCE MID CAP GROWTH FUND
  (1/29/08)                             S-6426-99 AD
RIVERSOURCE MID CAP VALUE FUND
  (11/29/07)                            S-6241-99 J
RIVERSOURCE MINNESOTA TAX-EXEMPT FUND
  (10/30/08)                            S-6328-99 AH
RIVERSOURCE NEW YORK TAX-EXEMPT FUND
  (10/30/08)                            S-6328-99 AH
RIVERSOURCE PARTNERS AGGRESSIVE GROWTH
  FUND (7/30/08)                        S-6260-99 J
RIVERSOURCE PARTNERS FUNDAMENTAL VALUE
  FUND (7/30/08)                        S-6236-99 L
RIVERSOURCE PARTNERS INTERNATIONAL
  SELECT GROWTH FUND (12/28/07)         S-6243-99 L
RIVERSOURCE PARTNERS INTERNATIONAL
  SELECT VALUE FUND (12/28/07)          S-6242-99 L
RIVERSOURCE PARTNERS INTERNATIONAL
  SMALL CAP FUND (12/28/07)             S-6258-99 J
RIVERSOURCE PARTNERS SELECT VALUE FUND
  (7/30/08)                             S-6240-99 K
RIVERSOURCE PARTNERS SMALL CAP EQUITY
  FUND (7/30/08)                        S-6237-99 L
RIVERSOURCE PARTNERS SMALL CAP GROWTH
  FUND (5/30/08)                        S-6301-99 L
RIVERSOURCE PARTNERS SMALL CAP VALUE
  FUND (7/30/08)                        S-6239-99 L
RIVERSOURCE PORTFOLIO BUILDER
  AGGRESSIVE FUND (3/31/08)             S-6282-99 G
RIVERSOURCE PORTFOLIO BUILDER
  CONSERVATIVE FUND (3/31/08)           S-6282-99 G
RIVERSOURCE PORTFOLIO BUILDER
  MODERATE AGGRESSIVE FUND (3/31/08)    S-6282-99 G
RIVERSOURCE PORTFOLIO BUILDER
  MODERATE CONSERVATIVE FUND (3/31/08)  S-6282-99 G
RIVERSOURCE PORTFOLIO BUILDER MODERATE
  FUND (3/31/08)                        S-6282-99 G
RIVERSOURCE PORTFOLIO BUILDER
  TOTAL EQUITY FUND (3/31/08)           S-6282-99 G
RIVERSOURCE PRECIOUS METALS AND MINING
  FUND (5/30/08)                        S-6142-99 AE
RIVERSOURCE REAL ESTATE FUND (8/29/08)  S-6281-99 G
RIVERSOURCE RETIREMENT PLUS 2010 FUND
  (6/27/08)                             S-6507-99 E
RIVERSOURCE RETIREMENT PLUS 2015 FUND
  (6/27/08)                             S-6507-99 E
RIVERSOURCE RETIREMENT PLUS 2020 FUND
  (6/27/08)                             S-6507-99 E
RIVERSOURCE RETIREMENT PLUS 2025 FUND
  (6/27/08)                             S-6507-99 E
RIVERSOURCE RETIREMENT PLUS 2030 FUND
  (6/27/08)                             S-6507-99 E
RIVERSOURCE RETIREMENT PLUS 2035 FUND
  (6/27/08)                             S-6507-99 E
RIVERSOURCE RETIREMENT PLUS 2040 FUND
  (6/27/08)                             S-6507-99 E
RIVERSOURCE RETIREMENT PLUS 2045 FUND
  (6/27/08)                             S-6507-99 E
RIVERSOURCE S&P 500 INDEX FUND
  (3/31/08)                             S-6434-99 N
RIVERSOURCE SHORT DURATION
  U.S. GOVERNMENT FUND (7/30/08)        S-6042-99 AE
RIVERSOURCE SMALL CAP ADVANTAGE FUND
  (5/30/08)                             S-6427-99 N
RIVERSOURCE SMALL COMPANY INDEX FUND
  (3/31/08)                             S-6357-99 U
RIVERSOURCE STRATEGIC ALLOCATION FUND
  (11/29/07)                            S-6141-99 AD
RIVERSOURCE STRATEGIC INCOME
  ALLOCATION FUND (11/29/07)            S-6287-99 C
RIVERSOURCE TAX-EXEMPT BOND FUND
  (1/29/08)                             S-6310-99 AE
RIVERSOURCE TAX-EXEMPT HIGH INCOME
  FUND (1/29/08)                        S-6430-99 AE
RIVERSOURCE TAX-EXEMPT MONEY MARKET
  FUND (2/29/08)                        S-6433-99 AE
RIVERSOURCE U.S. GOVERNMENT MORTGAGE
  FUND (7/30/08)                        S-6245-99 K
THREADNEEDLE
  EMERGING MARKETS FUND (12/28/07,
  amended 3/31/08)                      S-6354-99 U
THREADNEEDLE EUROPEAN
  EQUITY FUND (12/28/07, amended
  3/31/08)                              S-6006-99 M
THREADNEEDLE GLOBAL EQUITY FUND
  (8/1/08)                              S-6334-99 AF
THREADNEEDLE GLOBAL EQUITY INCOME FUND
  (8/1/08)                              S-6334-99 AF
THREADNEEDLE GLOBAL EXTENDED ALPHA
  FUND (8/1/08)                         S-6334-99 AF
THREADNEEDLE INTERNATIONAL
  OPPORTUNITY FUND (12/28/07, amended
  3/31/08)                              S-6140-99 AF

Effective November 7, 2008, RiverSource Investments, LLC, investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition of J. & W. Seligman & Co. Incorporated ("Seligman Investments"). Seligman Investments served as investment manager to the Seligman group of funds.

The RiverSource Complex of Funds disclosure on the Table of Contents page is revised as follows:

RIVERSOURCE COMPLEX OF FUNDS

The RiverSource complex of funds includes a comprehensive array of funds from RiverSource Investments, including several Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. RiverSource funds, RiverSource Partners funds and Threadneedle funds share the same Board of Directors/Trustees (the Board), and the same policies and procedures including those set forth in the service section. Although the Seligman funds share the same Board, they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource complex of funds.

RiverSource Variable Portfolio Funds and Seligman (Variable) Portfolio Funds are sold exclusively as underlying investment options of variable insurance policies and annuity contracts offered by affiliated and unaffiliated insurance companies.

The first paragraph in the "Investment Manager" section is revised as follows:

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds (including the RiverSource Partners funds, Threadneedle funds and Seligman funds), and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The RiverSource Complex of Funds disclosure in the "Buying and Selling Shares"
section is revised as follows:

RIVERSOURCE COMPLEX OF FUNDS

THE RIVERSOURCE COMPLEX OF FUNDS INCLUDES "RIVERSOURCE" FUNDS, "RIVERSOURCE PARTNERS" FUNDS, AND "THREADNEEDLE" FUNDS (EACH INDIVIDUALLY A "FUND" OR A "RIVERSOURCE FUND" AND COLLECTIVELY THE "FUNDS" OR THE "RIVERSOURCE FUNDS"). THE RIVERSOURCE COMPLEX OF FUNDS ALSO INCLUDES "SELIGMAN" FUNDS. THE RIVERSOURCE FUNDS AND THE SELIGMAN FUNDS SHARE THE SAME BOARD OF DIRECTORS/TRUSTEES (THE "BOARD"), BUT INVESTORS MAY NOT CURRENTLY MAKE EXCHANGES BETWEEN THE SELIGMAN FUNDS AND THE RIVERSOURCE FUNDS. SELIGMAN FUNDS GENERALLY HAVE SEPARATE AND DISTINCT POLICIES AND PROCEDURES FROM THE RIVERSOURCE FUNDS. THE RIVERSOURCE FUNDS SHARE THE SAME POLICIES AND PROCEDURES INCLUDING THOSE SET FORTH IN THIS SERVICE SECTION OF THIS PROSPECTUS. FOR EXAMPLE, FOR PURPOSES OF CALCULATING THE INITIAL SALES CHARGE ON THE PURCHASE OF CLASS A SHARES OF A RIVERSOURCE FUND, AN INVESTOR OR FINANCIAL ADVISOR SHOULD CONSIDER THE COMBINED MARKET VALUE OF ALL RIVERSOURCE FUNDS (INCLUDING "THREADNEEDLE" OR "RIVERSOURCE PARTNERS" FUNDS), OWNED BY THE INVESTOR AS DEFINED UNDER "INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION (ROA)." AN INVESTOR OR FINANCIAL ADVISOR MAY NOT INCLUDE THE MARKET VALUE OF ANY SELIGMAN FUNDS OWNED BY THE INVESTOR IN THIS CALCULATION.

FOR ALL FUNDS EXCEPT RIVERSOURCE CASH MANAGEMENT FUND, RIVERSOURCE S&P 500 INDEX FUND AND RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND: Effective Dec. 1, 2008, the "Investment Options Summary" table in the "Buying and Selling Shares" section is revised as follows:

INVESTMENT OPTIONS SUMMARY

                                                             CONTINGENT                                         PLAN
                                  INITIAL SALES              DEFERRED SALES             DISTRIBUTION AND        ADMINISTRATION
                AVAILABILITY(a)   CHARGE                     CHARGE (CDSC)              SERVICE FEE(b)          FEE
----------------------------------------------------------------------------------------------------------------------------------
Class A         Available to all  Yes. Payable at time of    No.(c)                     Yes.                    No.
                investors.        purchase.  Lower or no                                0.25%
                                  sales charge for larger
                                  investments.
----------------------------------------------------------------------------------------------------------------------------------

Class B(d),(e)  Available to all  No. Entire purchase price  Maximum 5% CDSC during     Yes.                    No.
                investors.        is invested in shares of   the first year decreasing  1.00%
                                  the fund.                  to 0% after six years.
----------------------------------------------------------------------------------------------------------------------------------

Class C         Available to all  No. Entire purchase price  1% CSDC may apply if you   Yes.                    No.
                investors.        is invested in shares of   sell shares within one     1.00%
                                  the fund.                  year after purchase.
----------------------------------------------------------------------------------------------------------------------------------


                                                             CONTINGENT                                         PLAN
                                  INITIAL SALES              DEFERRED SALES             DISTRIBUTION AND        ADMINISTRATION
                AVAILABILITY(a)   CHARGE                     CHARGE (CDSC)              SERVICE FEE(b)          FEE
----------------------------------------------------------------------------------------------------------------------------------
Class I         Limited to        No.                        No.                        No.                     No.
                qualifying
                investors.
----------------------------------------------------------------------------------------------------------------------------------

Class R2        Limited to        No.                        No.                        Yes.                    Yes.
                qualifying                                                              0.50%                   0.25%
                investors.
----------------------------------------------------------------------------------------------------------------------------------

Class R3        Limited to        No.                        No.                        Yes.                    Yes.
                qualifying                                                              0.25%                   0.25%
                investors.
----------------------------------------------------------------------------------------------------------------------------------

Class R4        Limited to        No.                        No.                        No.                     Yes.
                qualifying                                                                                      0.25%
                investors.
----------------------------------------------------------------------------------------------------------------------------------

Class R5        Limited to        No.                        No.                        No.                     No.
                qualifying
                investors.
----------------------------------------------------------------------------------------------------------------------------------

Class W         Limited to        No.                        No.                        Yes.                    No.
                qualifying                                                              0.25%
                discretionary
                managed
                accounts.
----------------------------------------------------------------------------------------------------------------------------------



  (a) See "Buying and Selling Shares, Determining which class of shares to purchase" for more information on availability of share classes and eligible investors. See "Buying and Selling Shares, Opening an Account" for information on minimum investment and account balance requirements.
  (b) For each of Class A, Class B, Class C, Class R2, Class R3 and Class W shares, as applicable, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares and the servicing of shareholders. This plan has been reviewed and approved by the Board. Because these fees are paid out of fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.
  (c) A 1% CDSC may be accessed on Class A shares sold within 18 months after purchase. See "Buying and Selling Shares, Sales Charges, Class
         A -- contingent deferred sales charge" for more information.
  (d)    See "Buying and Selling Shares, Sales Charges, Class B and Class
         C -- contingent deferred sales charge alternative" for more information on the timing of conversion of Class B shares to Class A shares. Timing of conversion will vary depending on the date of your original purchase of the Class B shares.
  (e) Class B shares of each of RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund are closed to new investors and new purchases. (Existing shareholders in these funds may continue to own Class B shares and make exchanges into and out of existing accounts where Class B shares of these funds are maintained.) Class B shares of RiverSource Absolute Return Currency and Income Fund are only available for exchanges from Class B shares of another RiverSource fund.

FOR ALL FUNDS EXCEPT RIVERSOURCE CASH MANAGEMENT FUND, RIVERSOURCE S&P 500 INDEX FUND AND RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND: Effective Dec. 1, 2008, the following information is added after the section "Sales Charges -- Initial Sales Charge -- Waivers of the sales charge for Class A shares":

CLASS A -- CONTINGENT DEFERRED SALES CHARGE

For Class A shares purchased after Dec. 1, 2008 without a sales charge, a 1% CDSC may be charged if you sell your shares within 18 months after purchase. A CDSC will be based on the original purchase cost or the current market value of the shares being sold, whichever is less.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A SHARES. The CDSC will be waived on sales of shares:

     - To which no sales commission or transaction fee was paid to an authorized financial institution at the time of purchase.
     - Purchased through reinvestment of dividends and capital gain distributions.
     - In the event of the shareholder's death.
     - From a monthly, quarterly or annual systematic redemption plan of up to an annual amount of 12% of the account value on a per fund basis.
     - In an account that has been closed because it falls below the minimum account balance.
     - That result in mandatory withdrawals from an ERISA plan of a shareholder who is at least 70 1/2 years old.
     - That result from returns of excess contributions or excess deferral amounts made to a retirement plan participant.
     - Purchased prior to Dec. 1, 2008.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional purchases or categories of purchases. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

The following information is added to the section "Exchanges -- Other exchange policies":

     - If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original fund and ends when you sell the shares of the fund you exchanged to.

FOR ALL FUNDS EXCEPT RIVERSOURCE S&P 500 INDEX FUND: Effective Nov. 21, 2008, the Repurchases paragraph in the "Selling Shares" section is revised as follows:

REPURCHASES. You can change your mind after requesting a sale of shares and use all or part of the sale proceeds to purchase new shares of RiverSource funds. If your original purchase was in Class A or Class B, you may use all or part of the sale proceeds to purchase new Class A shares in any RiverSource fund account linked together for ROA purposes. Your repurchase will be in Class A shares at NAV, up to the amount of the sale proceeds. Repurchases of Class B shares will also be in Class A shares at NAV. Any CDSC paid upon redemption of your Class B shares will not be reimbursed. If your original purchase was in Class C, you will be allowed to reinvest in the same Class C account and fund you originally purchased. In a Class C repurchase, the CDSC you paid will be reinvested and the shares will be deemed to have the original cost and purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases will be excluded from this policy.

In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

The following paragraph in the "Additional Services and Compensation" section is revised as follows:

Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Seligman Advisors, Inc., 100 Park Avenue, New York, New York 10017, (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor reallows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution and/or service (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares, Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.

S-6495-10 A (11/08)

Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE

HIGH YIELD BOND FUND

PROSPECTUS JULY 30, 2008
RIVERSOURCE HIGH YIELD BOND FUND SEEKS TO PROVIDE SHAREHOLDERS WITH HIGH CURRENT INCOME AS ITS PRIMARY OBJECTIVE AND, AS ITS SECONDARY OBJECTIVE, CAPITAL GROWTH.

Classes A, B, C, I, R2, R3, R4, R5 and W

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

THE FUND....................................................      3P
Objective...................................................      3p
Principal Investment Strategies.............................      3p
Principal Risks.............................................      4p
Past Performance............................................      9p
Fees and Expenses...........................................     13p
Other Investment Strategies and Risks.......................     15p
Fund Management and Compensation............................     16p
FINANCIAL HIGHLIGHTS........................................     18P
BUYING AND SELLING SHARES...................................     S.1
Description of Share Classes................................     S.2
   Investment Options -- Classes of Shares .................     S.2
   Sales Charges............................................     S.6
   Opening an Account.......................................    S.12
Exchanging or Selling Shares................................    S.15
   Exchanges................................................    S.17
   Selling Shares...........................................    S.19
VALUING FUND SHARES.........................................    S.20
DISTRIBUTIONS AND TAXES.....................................    S.21
GENERAL INFORMATION.........................................    S.24

RIVERSOURCE COMPLEX OF FUNDS

The RiverSource complex of funds includes funds branded "RiverSource," "RiverSource Partners," and "Threadneedle." These funds share the same Board of Directors/Trustees, and the same policies and procedures including those set forth in the service section. RiverSource Variable Portfolio Funds are sold exclusively as underlying investment options of variable insurance policies and annuity contracts offered by affiliated insurance companies. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource complex of funds.

--------------------------------------------------------------------------------

2P RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS

THE FUND

OBJECTIVE

RiverSource High Yield Bond Fund (the Fund) seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth. Because any investment involves risk, there is no assurance these objectives can be achieved. Only shareholders can change the Fund's objectives.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets in high-yield debt instruments (commonly referred to as "junk"). These high yield debt instruments include corporate debt securities as well as bank loans rated below investment grade by a nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality. Up to 25% of the Fund may be invested in high yield debt instruments of foreign issuers. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as "floating rate loans"), which are another form of financing, are typically secured, with interest rates that adjust or "float" periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.

In pursuit of the Fund's objectives, the investment manager (RiverSource Investments, LLC) aggressively seeks to earn a high total return, choosing investments by:

- Reviewing interest rate and economic forecasts.

- Reviewing credit characteristics and capital structures of companies, including an evaluation of any outstanding bank loans or corporate debt securities a company has issued, its relative position in its industry, and its management team's capabilities.

- Identifying companies that:

  - have medium and low quality ratings or, in the investment manager's opinion, have similar qualities to companies with medium or low quality ratings, even though they are not rated, or have been given a different rating by a rating agency,
  - have growth potential, or

--------------------------------------------------------------------------------

                          RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS 3P

  - have the potential to increase in value as their credit ratings improve.

- Buying debt instruments that are expected to outperform other debt instruments.

Additionally, for bank loans, the investment manager's process includes a review of the legal documentation supporting the loan, including an analysis of the covenants and the rights and remedies of the lender.

In evaluating whether to sell an investment, the investment manager considers, among other factors, whether:

- The interest rate or economic outlook changes.

- A sector or industry is experiencing change.

- A security's rating is changed.

- The security is overvalued relative to alternative investments.

- The company no longer meets the investment manager's performance expectations.

- The investment manager wishes to lock in profits.

- The investment manager identifies a more attractive opportunity.

- The issuer or the security continues to meet the other standards described above.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. This Fund has a higher potential for volatility and loss of principal. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objectives. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

--------------------------------------------------------------------------------

4P RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS

CREDIT RISK. Credit risk is the risk that the borrower of a loan or the issuer of another debt instrument will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a loan. Rating agencies assign credit ratings to certain loans and other debt securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the borrower's or the issuer's credit rating or other news affects the market's perception of the borrower's or the issuer's credit risk. If the borrower of a floating rate loan declares or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund's performance. If the Fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade loans or securities, commonly called "high-yield" or "junk," may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a floating rate loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it.

HIGHLY LEVERAGED TRANSACTIONS RISK. The high yield debt instruments in which the Fund invests substantially consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the Fund's investment manager upon its credit analysis to be a suitable investment by the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

--------------------------------------------------------------------------------

                          RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS 5P

IMPAIRMENT OF COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the Fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Hedging Risk. Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Correlation Risk. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity Risk. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.

Leverage Risk. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

INTEREST RATE RISK. The securities in the Fund are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with the fixed income securities in the Fund: when interest rates rise, the prices of fixed income securities generally fall. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund's net asset value. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

--------------------------------------------------------------------------------
6P RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS

LIQUIDITY RISK. Liquidity risk is the risk associated from a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. Other debt securities in which the Fund invests may be traded in the over-the counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the Fund's performance.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or declining spreads, the portfolio managers may not be able to reinvest the prepayment proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

--------------------------------------------------------------------------------

                          RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS 7P

FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners and hostile relations with neighboring countries.

--------------------------------------------------------------------------------

8P RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

- the maximum sales charge for Class A shares;

- sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;

- no sales charge for Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares; and

- with the exception of Class A shares, no adjustments for taxes paid by an investor on the reinvested income and capital gains.

--------------------------------------------------------------------------------

                          RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS 9P

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

--------------------------------------------------------------------------------
                           CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)
                                  (BAR CHART)

              -4.78%     +7.06%     -10.31%    +4.80%     -7.04%     +25.81%    +11.76%    +4.36%     +10.76%    +2.07%
               1998       1999       2000       2001       2002       2003       2004       2005       2006       2007

During the periods shown in the bar chart, the highest return for a calendar quarter was +9.41% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -9.76% (quarter ended Sept. 30, 1998).

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The Fund's Class A year-to-date return at June 30, 2008 was -1.00%.

The Fund formerly was a "feeder" fund in a master/feeder arrangement where the Fund invested all of its assets in a corresponding "master" fund with an identical investment objective and investment strategies. As of Oct. 18, 2005, the Fund became a stand-alone fund that invests directly in a portfolio of securities. The information shown in the table and in the financial highlights for the Fund includes the activity of the Fund when it was a feeder in a master/feeder arrangement.

--------------------------------------------------------------------------------

10P RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2007)

                                                                                     SINCE
                                                            SINCE       SINCE      INCEPTION       SINCE
                                                          INCEPTION   INCEPTION   (CLASSES R2,   INCEPTION
                            1 YEAR   5 YEARS   10 YEARS   (CLASS C)   (CLASS I)     R3 & R5)     (CLASS W)
 RiverSource High Yield
 Bond Fund:
   Class A
      Return before taxes   -2.89%    +9.58%    +3.45%       N/A         N/A           N/A          N/A
      Return after taxes
      on distributions      -5.33%    +6.87%    +0.10%       N/A         N/A           N/A          N/A
      Return after taxes
      on distributions and
      sale of fund shares   -1.86%    +6.64%    +0.78%       N/A         N/A           N/A          N/A
   Class B
      Return before taxes   -3.45%    +9.54%    +3.19%       N/A         N/A           N/A          N/A
   Class C
      Return before taxes   -0.03%    +9.76%      N/A      +4.68%(a)     N/A           N/A          N/A
   Class I
      Return before taxes   +2.48%      N/A       N/A        N/A       +7.48%(b)       N/A          N/A
   Class R2
      Return before taxes   +1.67%      N/A       N/A        N/A         N/A         +2.30%(c)      N/A
   Class R3
      Return before taxes   +1.95%      N/A       N/A        N/A         N/A         +2.57%(c)      N/A
   Class R4
      Return before taxes   +2.21%   +10.82%    +4.13%       N/A         N/A           N/A          N/A
   Class R5
      Return before taxes   +2.08%      N/A       N/A        N/A         N/A         +2.71%(c)      N/A
   Class W
      Return before taxes   +1.60%      N/A       N/A        N/A         N/A           N/A        +2.47%(d)
 JP Morgan Global High
 Yield Index (reflects no
 deduction for fees,
 expenses or taxes)         +2.89%   +10.95%    +5.94%     +7.54%(e)   +6.94%(f)     +3.72%(g)    +3.72%(g)
 Lipper High Current Yield
 Bond Funds Index           +2.13%   +10.07%    +3.96%     +4.95%(e)   +6.24%(f)     +2.91%(g)    +2.91%(g)

(a)  Inception date is June 26, 2000.
(b)  Inception date is March 4, 2004.
(c)  Inception date is Dec. 11, 2006.
(d)  Inception date is Dec. 1, 2006.
(e)  Measurement period started July 1, 2000.
(f)  Measurement period started March 1, 2004.
(g)  Measurement period started Dec. 1, 2006.

The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------

                         RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS 11P

Past performance for Class R2 for the period prior to the beginning of operations for that class may be calculated based on the performance of Class B. Past performance for Class R3 and Class W for the period prior to the beginning of operations for that class may be calculated based on the performance of Class
A. Past performance for Class R5 for the period prior to the beginning of operations for that class may be calculated based on the performance of Class R4. In each case, the blended class performance will be adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses (for example, 12b-1 fees). The use of blended performance generally results in a presentation of higher performance for classes with higher operating expenses than those of the class with which they are blended, and a presentation of lower performance for classes with lower operating expenses than those of the class with which they are blended.

--------------------------------------------------------------------------------

12P RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                    CLASS I
                                                                                    CLASS R2
                                                                                    CLASS R3
                                                                                    CLASS R4
                                                                                    CLASS R5
                                                   CLASS A    CLASS B    CLASS C    CLASS W
 Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)      4.75%(a)   None       None        None
 Maximum deferred sales charge (load) imposed
 on sales (as a percentage of offering price at
 time of purchase)                                   None        5%         1%        None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:
                                                   CLASS A    CLASS B    CLASS C    CLASS W
 Management fees                                    0.58%      0.58%      0.58%      0.58%
 Distribution and/or service (12b-1) fees           0.25%      1.00%      1.00%      0.25%
 Other expenses(b)                                  0.30%      0.31%      0.30%      0.34%
 Total annual fund operating expenses               1.13%      1.89%      1.88%      1.17%
 Fee waiver/expense reimbursement                   0.11%      0.11%      0.11%      0.07%
 Total annual (net) fund operating expenses(c)      1.02%      1.78%      1.77%      1.10%


                                       CLASS I    CLASS R2    CLASS R3    CLASS R4    CLASS R5
 Management fees                        0.58%      0.58%       0.58%       0.58%       0.58%
 Distribution and/or service
 (12b-1) fees                           0.00%      0.50%       0.25%       0.00%       0.00%
 Other expenses(b)                      0.14%      0.43%       0.43%       0.44%       0.20%
 Total annual fund operating
 expenses                               0.72%      1.51%       1.26%       1.02%       0.78%
 Fee waiver/expense reimbursement       0.07%      0.06%       0.06%       0.07%       0.08%
 Total annual (net) fund operating
 expenses(c)                            0.65%      1.45%       1.20%       0.95%       0.70%

(a) This charge may be reduced depending on the value of your total investments in RiverSource Funds. See "Sales Charges."
(b) Other expenses include an administrative services fee, a transfer agency fee (for all classes except Class I), a custody fee, other nonadvisory expenses and a plan administration services fee (for Class R2, Class R3 and Class R4). Other expenses may also include fees and expenses of affiliated and unaffiliated funds (acquired funds) which the Fund indirectly bears when it invests in the acquired funds. The impact of these acquired funds fees and expenses for the most recent fiscal period was less than 0.01%. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), will not exceed 1.02% for Class A, 1.78% for Class B, 1.77% for Class C, 0.65% for Class I, 1.45% for Class R2, 1.20% for Class R3, 0.95% for Class R4, 0.70% for Class R5 and 1.10% for Class W.

--------------------------------------------------------------------------------
                         RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS 13P

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class A(a)                                   $574        $807        $1,059        $1,780
 Class B                                      $681(b)     $984(b)     $1,212(b)     $2,009(c)
 Class C                                      $280(b)     $581        $1,007        $2,197
 Class I                                      $ 66        $223        $  394        $  892
 Class R2                                     $148        $472        $  819        $1,802
 Class R3                                     $122        $394        $  687        $1,522
 Class R4                                     $ 97        $318        $  557        $1,246
 Class R5                                     $ 72        $241        $  426        $  963
 Class W                                      $112        $365        $  638        $1,419

(a)  Includes a 4.75% sales charge.
(b)  Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                             1 YEAR      3 YEARS      5 YEARS      10 YEARS

 Class A(a)                                   $574        $807        $1,059        $1,780
 Class B                                      $181        $584        $1,012        $2,009(b)
 Class C                                      $180        $581        $1,007        $2,197
 Class I                                      $ 66        $223        $  394        $  892
 Class R2                                     $148        $472        $  819        $1,802
 Class R3                                     $122        $394        $  687        $1,522
 Class R4                                     $ 97        $318        $  557        $1,246
 Class R5                                     $ 72        $241        $  426        $  963
 Class W                                      $112        $365        $  638        $1,419

(a)  Includes a 4.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

--------------------------------------------------------------------------------

14P RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds") ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses. Although ETFs are designed to replicate the price and yield of a specified market index, there is no guarantee that an ETF will track its specified market index, which may result in a loss. For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated money market fund. See "Cash Reserves" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

--------------------------------------------------------------------------------

                         RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS 15P

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.58% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.

Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:

Scott Schroepfer, CFA, Portfolio Manager

- Managed the Fund since 1999.
- Member of the high yield sector team.

--------------------------------------------------------------------------------

16P RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS

- Joined RiverSource Investments in 1990.

- Began investment career in 1986.

- MBA, University of Minnesota.

The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. Mr. Schroepfer is a member of the team that specializes in the sector in which the Fund primarily invests. The team, led by Jennifer Ponce de Leon, collectively determines portfolio strategy. Ms. Ponce de Leon, who holds an MBA from DePaul University, began her investment career in 1989 and joined RiverSource Investments in 1997. She has been leader of the high yield sector team since 2003.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

--------------------------------------------------------------------------------

                         RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS 17P

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE INFORMATION FOR THE FISCAL YEAR ENDED MAY 31, 2008 HAS BEEN DERIVED FROM THE FINANCIAL STATEMENTS AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST. THE INFORMATION FOR THE PERIODS ENDED ON OR BEFORE MAY 31, 2007 HAS BEEN AUDITED BY KPMG LLP.
CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $3.02          $2.89          $2.86          $2.74          $2.62
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .22(b)         .20            .20            .19            .21
Net gains (losses) (both realized and
 unrealized)                               (.29)           .15            .03            .12            .11
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.07)           .35            .23            .31            .32
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.21)          (.22)          (.20)          (.19)          (.20)
Tax return of capital                       .00(c)          --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.21)          (.22)          (.20)          (.19)          (.20)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $2.74          $3.02          $2.89          $2.86          $2.74
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $1,134         $1,463         $1,535         $1,735         $1,810
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.13%          1.08%          1.08%          1.04%          1.04%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)          1.10%          1.08%          1.08%          1.04%          1.04%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              7.71%          6.94%          6.78%          6.67%          7.47%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     64%            95%            93%           105%           140%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          (2.40%)        12.77%(i)       8.27%         11.56%         12.51%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c)  Rounds to zero.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(g) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(h)  Total return does not reflect payment of a sales charge.
(i) During the year ended May 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.

--------------------------------------------------------------------------------

18P RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $3.02          $2.89          $2.86          $2.74          $2.62
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .19(b)         .18            .18            .17            .19
Net gains (losses) (both realized and
 unrealized)                               (.29)           .15            .03            .12            .11
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.10)           .33            .21            .29            .30
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.18)          (.20)          (.18)          (.17)          (.18)
Tax return of capital                       .00(c)          --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.18)          (.20)          (.18)          (.17)          (.18)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $2.74          $3.02          $2.89          $2.86          $2.74
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $174           $321           $433           $629           $781
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.89%          1.84%          1.83%          1.79%          1.80%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)          1.86%          1.84%          1.83%          1.79%          1.80%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              6.92%          6.18%          6.00%          5.92%          6.70%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     64%            95%            93%           105%           140%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          (3.17%)        11.91%(i)       7.45%         10.72%         11.66%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c)  Rounds to zero.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(g) Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.85% for the year ended May 31, 2008.
(h)  Total return does not reflect payment of a sales charge.
(i) During the year ended May 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.

--------------------------------------------------------------------------------

                         RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS 19P

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $3.00          $2.87          $2.84          $2.73          $2.61
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .19(b)         .18            .18            .17            .19
Net gains (losses) (both realized and
 unrealized)                               (.29)           .15            .03            .11            .11
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.10)           .33            .21            .28            .30
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.18)          (.20)          (.18)          (.17)          (.18)
Tax return of capital                       .00(c)          --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.18)          (.20)          (.18)          (.17)          (.18)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $2.72          $3.00          $2.87          $2.84          $2.73
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $19            $26            $28            $36            $39
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.88%          1.83%          1.83%          1.79%          1.80%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)          1.86%          1.83%          1.83%          1.79%          1.80%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              6.95%          6.18%          6.02%          5.92%          6.71%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     64%            95%            93%           105%           140%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          (3.21%)        11.95%(i)       7.47%         10.35%         11.71%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c)  Rounds to zero.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(g) Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.85% for the year ended May 31, 2008.
(h)  Total return does not reflect payment of a sales charge.
(i) During the year ended May 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.

--------------------------------------------------------------------------------

20P RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005        2004(B)
Net asset value, beginning of period      $3.02          $2.89          $2.86          $2.74          $2.83
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .23(c)         .21            .21            .21            .08
Net gains (losses) (both realized and
 unrealized)                               (.30)           .16            .03            .11           (.11)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.07)           .37            .24            .32           (.03)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.22)          (.24)          (.21)          (.20)          (.06)
Tax return of capital                       .00(d)          --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.22)          (.24)          (.21)          (.20)          (.06)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $2.73          $3.02          $2.89          $2.86          $2.74
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $72            $97            $24            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)               .72%           .67%           .69%           .64%           .65%(g)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f),(h),(i)           .69%           .67%           .69%           .64%           .65%(g)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              8.13%          7.37%          7.49%          7.06%          7.30%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     64%            95%            93%           105%           140%
-----------------------------------------------------------------------------------------------------------
Total return                             (2.36%)        13.21%(j)       8.69%         11.97%         (1.39%)(k)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to May 31, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d)  Rounds to zero.
(e) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g)  Adjusted to an annual basis.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(i) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(j) During the year ended May 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.
(k)  Not annualized.

--------------------------------------------------------------------------------

                         RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS 21P

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008           2007(B)
Net asset value, beginning of period      $3.02          $2.95
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .21(c)         .11
Net gains (losses) (both realized and
 unrealized)                               (.29)           .05
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.08)           .16
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.20)          (.09)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $2.74          $3.02
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.51%          1.45%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          1.25%          1.45%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              7.63%          6.58%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     64%            95%
-----------------------------------------------------------------------------------------------------------
Total return                             (2.75%)         5.72%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

22P RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008           2007(B)
Net asset value, beginning of period      $3.02          $2.95
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .22(c)         .11
Net gains (losses) (both realized and
 unrealized)                               (.29)           .06
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.07)           .17
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.21)          (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $2.74          $3.02
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.26%          1.20%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)           .99%          1.20%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              7.82%          6.84%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     64%            95%
-----------------------------------------------------------------------------------------------------------
Total return                             (2.47%)         5.85%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

                         RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS 23P

CLASS R4

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $3.01          $2.89          $2.86          $2.74          $2.62
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .23(b)         .21            .21            .20            .21
Net gains (losses) (both realized and
 unrealized)                               (.29)           .14            .02            .12            .12
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.06)           .35            .23            .32            .33
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.21)          (.23)          (.20)          (.20)          (.21)
Tax return of capital                       .00(c)          --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.21)          (.23)          (.20)          (.20)          (.21)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $2.74          $3.01          $2.89          $2.86          $2.74
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $1             $1             $1             $1             $1
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.02%           .94%           .90%           .87%           .88%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)           .76%           .93%           .90%           .87%           .88%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              8.07%          7.10%          6.96%          6.84%          7.60%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     64%            95%            93%           105%           140%
-----------------------------------------------------------------------------------------------------------
Total return                             (1.87%)        12.56%(h)       8.45%         11.75%         12.67%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c)  Rounds to zero.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(g) Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 0.75% for the year ended May 31, 2008.
(h) During the year ended May 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.

--------------------------------------------------------------------------------

24P RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008           2007(B)
Net asset value, beginning of period      $3.02          $2.95
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .22(c)         .12
Net gains (losses) (both realized and
 unrealized)                               (.28)           .05
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.06)           .17
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.22)          (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $2.74          $3.02
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)               .78%           .71%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)           .75%           .71%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              8.06%          7.33%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     64%            95%
-----------------------------------------------------------------------------------------------------------
Total return                             (2.06%)         6.09%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

                         RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS 25P

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008           2007(B)
Net asset value, beginning of period      $3.00          $2.94
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .21(c)         .11
Net gains (losses) (both realized and
 unrealized)                               (.30)           .07
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.09)           .18
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.20)          (.12)
Tax return of capital                       .00(d)          --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.20)          (.12)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $2.71          $3.00
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $23            $30
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)              1.17%          1.06%(g)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f),(h),(i)          1.14%          1.06%(g)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              7.59%          6.05%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     64%            95%
-----------------------------------------------------------------------------------------------------------
Total return                             (2.87%)         6.20%(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to May 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d)  Rounds to zero.
(e) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g)  Adjusted to an annual basis.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(i) Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.13% for the year ended May 31, 2008.
(j)  Not annualized.

--------------------------------------------------------------------------------

26P RIVERSOURCE HIGH YIELD BOND FUND -- 2008 PROSPECTUS

RIVERSOURCE COMPLEX OF FUNDS

THE RIVERSOURCE COMPLEX OF FUNDS INCLUDES FUNDS BRANDED "RIVERSOURCE," "RIVERSOURCE PARTNERS," AND "THREADNEEDLE" (EACH INDIVIDUALLY, A "FUND" OR A "RIVERSOURCE FUND" AND COLLECTIVELY, THE "FUNDS" OR THE "RIVERSOURCE FUNDS"). THESE FUNDS SHARE THE SAME BOARD OF DIRECTORS/TRUSTEES (THE "BOARD"), AND THE SAME POLICIES AND PROCEDURES INCLUDING THOSE SET FORTH IN THIS SERVICE SECTION. FOR EXAMPLE, FOR PURPOSES OF CALCULATING THE INITIAL SALES CHARGE ON THE PURCHASE OF CLASS A SHARES OF A FUND, AN INVESTOR OR FINANCIAL ADVISOR SHOULD CONSIDER THE COMBINED MARKET VALUE OF ALL RIVERSOURCE FUNDS (INCLUDING "THREADNEEDLE" OR "RIVERSOURCE PARTNERS" BRANDED FUNDS), OWNED BY THE INVESTOR AS DEFINED UNDER "INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION (ROA)."

BUYING AND SELLING SHARES

The RiverSource funds are generally available directly and through broker-dealers, banks and other financial intermediaries or institutions (financial institutions), including certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial institutions. THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which your shares of the fund(s) are held. Since the fund (and its service providers) may not have a record of your account transactions, you should always contact the financial institution through which you purchased or at which you maintain your shares of the fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The fund and its service providers, including the distributor and the transfer agent, are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

--------------------------------------------------------------------------------

S-6400-6                                                                     S.1

DESCRIPTION OF SHARE CLASSES

INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each share class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every share class. After determining which share classes you are eligible to buy, decide which share class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each share class. (THE COVER OF THIS PROSPECTUS INDICATES WHICH SHARE CLASSES ARE CURRENTLY OFFERED FOR THIS FUND.)

INVESTMENT OPTIONS SUMMARY

                                                  CONTINGENT                                   PLAN
                               INITIAL            DEFERRED SALES             DISTRIBUTION AND  ADMINISTRATION
           AVAILABILITY(A)     SALES CHARGE       CHARGE (CDSC)              SERVICE FEE(B)    FEE
-------------------------------------------------------------------------------------------------------------
Class A    Available to        Yes. Payable at    No.                        Yes.              No.
           all investors.      time of purchase.                             0.25%
                               Lower or no sales
                               charge for larger
                               investments.
-------------------------------------------------------------------------------------------------------------
Class      Available to        No. Entire         Maximum 5% CDSC during     Yes.              No.
  B(c)(d)  all investors.      purchase price is  the first year decreasing  1.00%
                               invested in        to 0% after six years.
                               shares of the
                               fund.
-------------------------------------------------------------------------------------------------------------
Class C    Available to        No. Entire         1% CDSC may apply if you   Yes.              No.
           all investors.      purchase price is  sell shares within one     1.00%
                               invested in        year after purchase.
                               shares of the
                               fund.
-------------------------------------------------------------------------------------------------------------
Class I    Limited to          No.                No.                        No.               No.
           qualifying
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R2   Limited to          No.                No.                        Yes.              Yes.
           qualifying                                                        0.50%             0.25%
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R3   Limited to          No.                No.                        Yes.              Yes.
           qualifying                                                        0.25%             0.25%
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R4   Limited to          No.                No.                        No.               Yes.
           qualifying                                                                          0.25%
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------
Class R5   Limited to          No.                No.                        No.               No.
           qualifying
           institutional
           investors.
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

S.2

INVESTMENT OPTIONS SUMMARY (CONTINUED)
                                                  CONTINGENT                                   PLAN
                               INITIAL            DEFERRED SALES             DISTRIBUTION AND  ADMINISTRATION
           AVAILABILITY(A)     SALES CHARGE       CHARGE (CDSC)              SERVICE FEE(B)    FEE
-------------------------------------------------------------------------------------------------------------
Class W    Limited to          No.                No.                        Yes.              No.
           qualifying                                                        0.25%
           discretionary
           managed accounts.
-------------------------------------------------------------------------------------------------------------

(a) See "Buying and Selling Shares, Determining which class of shares to purchase" for more information on availability of share classes and eligible investors. See "Buying and Selling Shares, Opening an Account" for information on minimum investment and account balance requirements.
(b) For each of Class A, Class B, Class C, Class R2, Class R3 and Class W shares, as applicable, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares and the servicing of shareholders. This plan has been reviewed and approved by the Board. Because these fees are paid out of fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.
(c)  See "Buying and Selling Shares, Sales Charges, Class B and Class
     C -- contingent deferred sales charge alternative" for more information on the timing of conversion of Class B shares to Class A shares. Timing of conversion will vary depending on the date of your original purchase of the Class B shares.
(d) Class B shares of each of RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund are closed to new investors and new purchases. (Existing shareholders in these funds may continue to own Class B shares and make exchanges into and out of existing accounts where Class B shares of these funds are maintained.)

DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W shares are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and directly or indirectly providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund or provide services to fund shareholders, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25% of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Financial institutions also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors

--------------------------------------------------------------------------------

                                                                             S.3
with the shareholder servicing and distribution fees paid to them by the distributor. IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL INSTITUTION OR FINANCIAL ADVISOR, DISTRIBUTION AND SERVICE FEES WILL BE RETAINED BY THE DISTRIBUTOR.

PLAN ADMINISTRATION FEE

Class R2, Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the respective class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

CLASS A, CLASS B AND CLASS C SHARES.

New purchases of Class B shares will not be permitted if your Rights of Accumulation are $50,000 or higher, and new purchases of Class C shares will not be permitted if your Rights of Accumulation are $1,000,000 or higher. See "Sales Charges, Initial Sales Charge -- Rights of Accumulation (ROA)" for information on Rights of Accumulation.

Class B shares have a higher annual distribution fee than Class A shares and a contingent deferred sales charge (CDSC) for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A shares. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.

CLASS I SHARES.

The following eligible investors may purchase Class I shares:

- Any fund distributed by RiverSource Distributors, Inc., if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other RiverSource funds.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

CLASS R SHARES.

The following eligible institutional investors may purchase Class R2, Class R3, Class R4 and Class R5 shares:

--------------------------------------------------------------------------------

S.4

- Qualified employee benefit plans.

- Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

- Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

- State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

- Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, if approved by the distributor, the following eligible institutional investors may purchase Class R5 shares:

- Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all RiverSource funds).

- Bank Trust departments.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

Class R shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

CLASS W SHARES.

The following eligible investors may purchase Class W shares:

- Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another fund may be made outside of a discretionary managed account.

IN ADDITION, FOR CLASS I, CLASS R AND CLASS W SHARES, THE DISTRIBUTOR, IN ITS SOLE DISCRETION, MAY ACCEPT OR AUTHORIZE FINANCIAL INSTITUTIONS TO ACCEPT INVESTMENTS FROM OTHER PURCHASERS NOT LISTED ABOVE.

For more information, see the SAI.

--------------------------------------------------------------------------------

                                                                             S.5

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. The distributor retains the full sales charge you pay when you purchase shares of the fund directly (not through a separately authorized financial institution). Sales charges vary depending on the amount of your purchase.

SALES CHARGE* FOR CLASS A SHARES

FOR FIXED INCOME FUNDS EXCEPT THOSE LISTED BELOW

                                                                      MAXIMUM REALLOWANCE
                            AS A % OF             AS A % OF                AS A % OF
TOTAL MARKET VALUE       PURCHASE PRICE**    NET AMOUNT INVESTED         PURCHASE PRICE
--------------------------------------------------------------------------------------------
 Up to $49,999                 4.75%                 4.99%                    4.00%
 $50,000 -- $99,999            4.25                  4.44                     3.50
 $100,000 -- $249,999          3.50                  3.63                     3.00
 $250,000 -- $499,999          2.50                  2.56                     2.15
 $500,000 -- $999,999          2.00                  2.04                     1.75
 $1,000,000 or more            0.00                  0.00                     0.00***

FOR RIVERSOURCE FLOATING RATE FUND, RIVERSOURCE INFLATION PROTECTED SECURITIES FUND, RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND, RIVERSOURCE LIMITED DURATION BOND FUND AND RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND

                                                                      MAXIMUM REALLOWANCE
                            AS A % OF             AS A % OF                AS A % OF
TOTAL MARKET VALUE       PURCHASE PRICE**    NET AMOUNT INVESTED         PURCHASE PRICE
--------------------------------------------------------------------------------------------
 Up to $49,999                 3.00%                 3.09%                    2.50%
 $50,000 -- $99,999            3.00                  3.09                     2.50
 $100,000 -- $249,999          2.50                  2.56                     2.15
 $250,000 -- $499,999          2.00                  2.04                     1.75
 $500,000 -- $999,999          1.50                  1.52                     1.25
 $1,000,000 or more            0.00                  0.00                     0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.
 ** Purchase price includes the sales charge.
 ***Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $2,999,999; a sales commission up to 0.50% for a sale of $3,000,000 to $9,999,999; and a sales commission up to 0.25% for a sale of $10,000,000 or more.

--------------------------------------------------------------------------------
S.6

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION (ROA). You may be able to reduce the sales charge on Class A shares, based on the combined market value of accounts in your ROA group, as described below. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

- Your current investment in a fund; and

- Previous investments you and members of your household have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your household consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

- Individual or joint accounts;

- Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

- UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or a member of your household, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

- Investments in Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W or Class Y shares;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and
- Charitable and irrevocable trust accounts.

--------------------------------------------------------------------------------

                                                                             S.7

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more (including existing ROA) over a period of up to 13 months, you may be able to reduce the front-end sales charge(s) for investments in Class A shares by completing and filing an LOI. The required form of LOI may vary by financial institution. Existing ROA can be included in your LOI. Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI. Five percent of the commitment amount will be placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow.

Existing ROA Example. Shareholder currently has $60,000 ROA in RiverSource funds. Shareholder completes an LOI to invest $100,000 in RiverSource funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in RiverSource funds' Class A shares in order to fulfill the LOI commitment and receive reduced front-end sales charge(s) over the next 13 months.

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more detail on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

- current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

--------------------------------------------------------------------------------

S.8

- current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

- portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- retirement plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code, if those purchases are made through a broker, agent, or other financial institution.

- direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund.

- purchases made:

  - with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

  - through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;

  - through state sponsored college savings plans established under Section 529 of the Internal Revenue Code;

  - through bank trust departments.

- shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

The distributor may, in its sole discretion, authorize the waiver of sales charges for additional purchases or categories of purchases. Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

Because the current prospectus is available on riversource.com free of charge, RiverSource Investments does not separately disclose information regarding breakpoint discounts on the website.

--------------------------------------------------------------------------------

                                                                             S.9

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                      THE CDSC PERCENTAGE RATE IS:*
 First year                                                        5%
 Second year                                                       4%
 Third year                                                        4%
 Fourth year                                                       3%
 Fifth year                                                        2%
 Sixth year                                                        1%
 Seventh or eighth year                                            0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

You may not make additional purchases of Class B shares if your ROA exceeds $49,999.99.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 completed its first year on Nov. 11, 2006 under daily aging.

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a total amount up to 1% (including sales commission and advance of service fees) to financial institutions that sell Class C shares. See "Buying and Selling Shares -- Distribution and Service Fees." A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares. You may not make additional purchases of Class C shares if your ROA exceeds $999,999.99.

--------------------------------------------------------------------------------

S.10

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

- in the event of the shareholder's death;

- held in trust for an employee benefit plan; or

- held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

  - at least 59 1/2 years old AND

  - taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

  - selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.

CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5 AND CLASS W -- NO SALES CHARGE. For each of Class I, Class R2, Class R3, Class R4, Class R5 and Class W there is no initial sales charge or CDSC.

--------------------------------------------------------------------------------

                                                                            S.11

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

You may establish and maintain your account with an authorized financial institution or directly with the fund. The fund may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the fund will be supported by the fund's transfer agent.

METHODS OF PURCHASING SHARES

These methods of purchasing shares generally apply to Class A, Class B, and Class C shares.

CLASS B SHARES FOR RIVERSOURCE FLOATING RATE FUND, RIVERSOURCE INFLATION PROTECTED SECURITIES FUND, RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND, RIVERSOURCE LIMITED DURATION BOND FUND AND RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND ARE CLOSED TO NEW INVESTORS AND NEW PURCHASES. EXISTING SHAREHOLDERS IN THESE FUNDS MAY CONTINUE TO OWN CLASS B SHARES AND MAKE EXCHANGES INTO AND OUT OF EXISTING ACCOUNTS WHERE CLASS B SHARES OF THESE FUNDS ARE MAINTAINED.

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS        The financial institution through which you buy shares may have different policies not described in this prospectus,
                    including different minimum investment amounts and minimum account balances.
--------------------------------------------------------------------------------

ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL You or the financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
S.12

BY MAIL (CONT.)
                    riversource.com or may be requested by calling (888) 791-3380. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.

                    Mail your check and completed application to:

                    REGULAR MAIL   RIVERSOURCE FUNDS
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                    EXPRESS MAIL   RIVERSOURCE FUNDS
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                    If you already have an account, include your name, account number and the name of the fund and class of shares you wish to purchase along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.
--------------------------------------------------------------------------------

BY WIRE OR ACH      Fund shares purchased in an account established and
                    maintained with the fund may be paid for by federal funds wire. Before sending a wire, call (888) 791-3380 to notify the fund's transfer agent of the wire and to receive further instructions.

                    If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application.

                    Your bank or financial institution may charge additional fees for wire transactions.
--------------------------------------------------------------------------------

BY EXCHANGE         Call (888) 791-3380 or send signed written instructions to the address above.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            S.13

MINIMUM INVESTMENT AND ACCOUNT BALANCE

                       FOR ALL FUNDS,                       RIVERSOURCE FLOATING
                       CLASSES AND                          RATE FUND
                       ACCOUNTS EXCEPT                      RIVERSOURCE INFLATION
                       THOSE LISTED TO THE   TAX QUALIFIED  PROTECTED SECURITIES
                       RIGHT (NONQUALIFIED)  ACCOUNTS       FUND                       CLASS W
----------------------------------------------------------------------------------------------
INITIAL INVESTMENT     $2,000                $1,000         $5,000                     $500
----------------------------------------------------------------------------------------------
ADDITIONAL
   INVESTMENTS         $100                  $100           $100                       None
----------------------------------------------------------------------------------------------
ACCOUNT BALANCE*       $300                  None           $2,500                     $500

  * If your fund account balance falls below the minimum account balance for any reason, including a market decline, you may be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.
--------------------------------------------------------------------------------

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS

                       FOR ALL FUNDS,                       RIVERSOURCE FLOATING
                       CLASSES AND                          RATE FUND
                       ACCOUNTS EXCEPT                      RIVERSOURCE INFLATION
                       THOSE LISTED TO THE   TAX QUALIFIED  PROTECTED SECURITIES
                       RIGHT (NONQUALIFIED)  ACCOUNTS       FUND                       CLASS W
----------------------------------------------------------------------------------------------
INITIAL INVESTMENT     $100                  $100           $5,000                     $500
----------------------------------------------------------------------------------------------
ADDITIONAL
   INVESTMENTS         $100                  $50            $100                       None
----------------------------------------------------------------------------------------------
ACCOUNT BALANCE**      None                  None           $2,500                     $500

 ** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.
--------------------------------------------------------------------------------

These minimums may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are part of an employer-sponsored retirement plan, or for other account types if approved by the distributor.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.

IMPORTANT: Payments sent by electronic fund transfers (ACH), a bank authorization or check that are not guaranteed may take up to 10 days to clear. If you request a sale within 10 days of purchase, this may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

--------------------------------------------------------------------------------

S.14

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the fund, there are a variety of methods you may use to exchange or sell shares of the fund.

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS        You can exchange or sell shares by having your financial
                    institution process your transaction. The financial
                    institution through which you purchased shares may have
                    different policies not described in this prospectus,
                    including different transaction limits, exchange policies
                    and sale procedures.
--------------------------------------------------------------------------------

ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL             Mail your exchange or sale request to:

                    REGULAR MAIL   RIVERSOURCE FUNDS
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                    EXPRESS MAIL   RIVERSOURCE FUNDS
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                    Include in your letter:

                    - your name

                    - the name of the fund(s)

                    - your account number

                    - the class of shares to be exchanged or sold

                    - your Social Security number or Employer Identification
                      number

                    - the dollar amount or number of shares you want to exchange or sell

                    - specific instructions regarding delivery or exchange
                      destination

                    - signature(s) of registered account owner(s)

                    - any special documents the transfer agent may require in
                      order to process your order
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            S.15

BY MAIL (CONT.)
                    Corporate, trust or partnership accounts may need to send additional documents.

                    Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                    A Medallion Signature Guarantee is required if:

                    - Amount is over $50,000.

                    - You want your check made payable to someone other than
                      yourself.

                    - Your address has changed within the last 30 days.

                    - You want the check mailed to an address other than the
                      address of record.

                    - You want the proceeds sent to a bank account not on file.

                    - You are the beneficiary of the account and the account
                      owner is deceased (additional documents may be required).

                    A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

                    NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.
--------------------------------------------------------------------------------

BY TELEPHONE        Call (888) 791-3380. Unless you elect not to have telephone exchange and sale privileges, they will automatically be available to you. Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.
                    Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing to the address above.

                    Payment will be mailed to the address of record and made payable to the names listed on the account.
                    Telephone sale requests are limited to $100,000 per day.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
S.16

BY WIRE OR ACH      You can wire money from your fund account to your bank
                    account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.

                    Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                    A service fee may be charged against your account for each wire sent.

                    Minimum amount: $100

                    Your bank or financial institution may charge additional fees for wire transactions.
--------------------------------------------------------------------------------

BY SCHEDULED
PAYOUT PLAN         You may elect to receive regular periodic payments through an automatic sale of shares. See the SAI for more
                    information.
--------------------------------------------------------------------------------

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order. You may be subject to a sales charge if you exchange from a money market fund into an equity or fixed income fund.

SHORT-TERM TRADING AND OTHER SO-CALLED MARKET TIMING PRACTICES ARE FREQUENT TRADING PRACTICES BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

--------------------------------------------------------------------------------

                                                                            S.17

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF HIGH YIELD BONDS, TAX-EXEMPT SECURITIES OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARD HAS ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING THAT MAY BE HARMFUL TO THE FUNDS. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

- The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging or other purchase and exchange transactions not believed to be inconsistent with the best interest of fund shareholders or the Board's policy. The fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares and where the shares are maintained. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund may seek the assistance of financial institutions in applying similar restrictions on their participants or clients. The Fund's ability to monitor and discourage abusive trading practices in omnibus accounts is more limited.

- The fund may rely on the monitoring policy of a financial institution, for example, a retirement plan administrator or similar financial institution authorized to distribute the funds, if it determines the policy and procedures of such financial institutions are sufficient to protect the fund and its shareholders.

--------------------------------------------------------------------------------

S.18

- If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

- Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

- Exchanges must be made into the same class of shares of the new fund.

- Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares.

- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

- Once the fund receives your exchange request, you cannot cancel it.

- Shares of the new fund may not be used on the same day for another exchange or sale.

- Shares of the Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another fund. You may continue to hold these shares in the fund. Changing your investment to a different fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new fund.

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

--------------------------------------------------------------------------------

                                                                            S.19

REPURCHASES. You can change your mind after requesting a sale and use all or part of the sale proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the sale proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

The fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of the fund. The NAV is determined by dividing the value of the fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------

S.20

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The RiverSource funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualified dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include dividends which are non-qualified dividends, interest income and short-term capital gains. Because of the types of income earned by fixed income funds, it is unlikely the funds will distribute qualified dividend income. Generally, capital gains are realized when a security is sold for a higher price than was paid for it. Generally, capital losses are realized when a security is sold for a lower price than was paid for it. Typically, each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains, if any, are included in net investment income and are taxable as ordinary income when distributed to the shareholder. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions. If the fund's distributions exceed its current and accumulated earnings and profits, that portion of the fund's distributions will be treated as a return of capital to the shareholders to the extent of their basis in their shares. A return of capital will generally not be taxable; however, any amounts received in excess of basis are treated as capital gain. Forms 1099 sent to shareholders report any return of capital.

--------------------------------------------------------------------------------
                                                                            S.21

Certain derivative instruments subject the fund to special tax rules, the effect of which may be to accelerate income to the fund, defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. Generally, if you sell shares for less than their cost, the difference is a capital loss or if you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss or reduce a tax gain, based on paying a sales charge, by exchanging shares before the 91(st) day after the day of purchase. If you buy Class A shares and exchange into another fund before the 91(st) day after the day of purchase, you may not be able to include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

FOR TAXABLE FUNDS. Distributions related to shares not held in IRAs or other retirement accounts are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Shares held in an IRA or qualified retirement account are generally subject to different tax rules. Taking a distribution from your IRA or qualified retirement plan may subject you to federal taxes, withholding, penalties and reporting requirements. Please consult your tax advisor.

--------------------------------------------------------------------------------

S.22

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

FOR RIVERSOURCE INFLATION PROTECTED SECURITIES FUND. Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service regulations to be taxable income in the year it occurs. The fund will distribute both interest income and the income attributable to principal adjustments, both of which are taxable to shareholders.

FOR TAX-EXEMPT FUNDS. Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes and potentially the alternative minimum tax. Dividends distributed from net capital gains, if any, and other income earned are not exempt from federal income taxes. Any taxable distributions are taxable in the year the fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum tax. To the extent the fund earns such income, it will flow through to its shareholders and may affect those shareholders who are subject to the alternative minimum tax. See the SAI for more information.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------

                                                                            S.23

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult with your financial institution to determine the availability of the RiverSource funds. RiverSource funds may only be purchased or sold directly or through financial institutions authorized by the distributor to offer the RiverSource funds. NOT ALL FINANCIAL INSTITUTIONS ARE AUTHORIZED TO SELL THE FUNDS. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association, The Bank of New York or JP Morgan Chase Bank, N.A. provide custody services. In addition to paying the custodian for these services, the RiverSource funds pay for certain transaction fees and out-of-pocket expenses incurred while providing custody services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor or RiverSource Distributors), provides underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees

--------------------------------------------------------------------------------
S.24
and Expenses." More information on how these fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares, Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee that varies by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

Plan Administration Services. Under a Plan Administration Services Agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

PAYMENTS TO FINANCIAL INSTITUTIONS

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial institutions, including inter-company allocation of resources or payments to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, "payments") do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial institution may elevate the prominence or profile of the fund within the financial institution's organization, and may

--------------------------------------------------------------------------------

                                                                            S.25
provide the distributor and its affiliates with preferred access to the financial institution's registered representatives or preferred access to the financial institution's customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial institution's pecuniary interest and its duties to its customers, for example, if the financial institution receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial institution or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company's success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial institution, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial institution, and the access the distributor or other representatives of the fund may have within the financial institution for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial institution and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges -- fees that a financial institution charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial institution (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include

--------------------------------------------------------------------------------
S.26
payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant. Additional information concerning the amount and calculation of these payments is available in the fund's SAI.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial institutions and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of RiverSource fund assets (in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

The financial institution through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial institution. The SAI contains additional detail regarding payments made by the distributor to financial institutions.

--------------------------------------------------------------------------------

                                                                            S.27

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

Financial institutions may separately charge you additional fees. See "Buying and Selling Shares."

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Before certain fixed income funds may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

--------------------------------------------------------------------------------

S.28

AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to RiverSource funds which are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other RiverSource funds (Funds of Funds) and to discretionary managed accounts that invest exclusively in RiverSource funds (collectively referred to as "affiliated products"). These affiliated products, individually or collectively, may own a significant percentage of the fund's outstanding shares. The fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of the fund, a redemption by one or more affiliated products could cause the fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the fund owned by affiliated products.

CASH RESERVES. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required

--------------------------------------------------------------------------------
                                                                            S.29
to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

--------------------------------------------------------------------------------

S.30

RiverSource Funds can be purchased from authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address:
riversource.com/funds

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investment Company Act File #811-3848

TICKER SYMBOL
Class A: INEAX     Class B: IEIBX     Class C: APECX     Class I: RSHIX
Class R2: --       Class R3: --       Class R4: RSHYX    Class R5: RSHRX    Class W: RHYWX

(RIVERSOURCE INVESTMENTS LOGO)                               S-6370-99 AD (7/08)